Exhibit 99.1

DarkPulse, Inc. Signs on as Major Sponsor of “Smart Cities Connect” Fall Conference, Washington D.C.

DarkPulse is the Platinum Sponsor for one of the Largest Smart Cities Conferences in the World

NEW YORK, April 18, 2022, DarkPulse, Inc. (OTC: DPLS) (“DarkPulse”, “DPLS", or "the Company") announced today that it has secured the major sponsorship position for the sixth annual “Smart Cities Connect” conference that will be held in Washington, D.C. September 26 through September 29, 2022. At least 500 city government representatives and over 1,000 attendees are expected at the conference, which focuses on the development of Smart Cities through Digital Transformation on Architecture and Urbanization.

DarkPulse Chief Executive Officer, Dennis O’Leary, will deliver the keynote address to speak about the launch of the world’s first intelligent piece of infrastructure, the Honcut Bridge in Marysville, California, brought to life by DarkPulse technology. Mr. O’Leary will also speak about DarkPulse’s newest initiative to build Charging Lanes™, which are Smart Roads™ with Electric Vehicle (EV) integrated charging capabilities.

Smart Cities Connect is an event that was created to be a place smart cities administrators and the community meets. The conference provides meaningful content and connects a thoughtful community of decision-makers to empower smart cities at all stages of growth. This event aims to accelerate the adoption of smart technology solutions, aid in problem solving, and amplify city resources for the betterment of cities, communities, and their citizens.

The Smart Cities Connect Conference and Expo offers the most comprehensive conference, exposition, and accelerator of smart city innovation in North America. The conference delivers premium networking and educational opportunities with a keen focus on city leaders and their priorities. Working closely with the technology community, it brings together the largest collection of intelligent systems providers for energy, infrastructure, networks, data management, urban mobility, citizen engagement and governance solutions. Smart cities represent a poetic fusion of community and innovation, dancing between what's possible and what is required. Smart Cities Connect brings all of it together in an event that pushes, prods, and gives a clear prospective about city challenges as well as opportunities. Companies or individuals looking to make a difference in their community, those who want to collaborate with others in their field or want to share an innovative solution to smart cities are encouraged to register.

“DarkPulse is more than critical infrastructure or key resources monitoring. Our patented high-resolution sensors perform real-time structural health monitoring of infrastructure creating the foundational technology necessary for building and interconnecting smart cities around the world. Our innovative products and services are the forefront of smart technology,” said O’Leary. “Utilizing the power of Global System Dynamics, DarkPulse provides a user interface that is VR-capable, displayed in 3D, and can be used anywhere on any device. It harnesses the power of machine learning to transform the digitalization of cities from challenges to opportunities. Digitalization is the critical step towards future cities and the team at DarkPulse is leading the way to create a better world.”

Richard Erb, Executive Director of Smart Cities Connect stated, “DarkPulse’s intelligent infrastructure solutions are a great fit for the SCC Community and the S&L government representatives we serve. The new Infrastructure Law is providing a transformational level of funding for our nations critical infrastructure needs and public safety. SCC is honored that DarkPulse has opted to partner with TechConnect to share their experience and solutions with city leaders across North America.”

About TechConnect

With 25+ years of experience connecting emerging technologies with unique funding and partnership opportunities, TechConnect boasts the most robust research and innovation network in the world. It employs a broad scope of tools to deliver top technologies, including open innovation programs, conferences, and open-access publications. Each year, TechConnect prospects, vets, and connects thousands of emerging technologies with corporate, investment, municipal, and national defense clients. TechConnect is a division of Advanced Technology International (ATI).

For more information, visit https://techconnect.org

1

About DarkPulse, Inc.

DarkPulse, Inc. uses advanced laser-based monitoring systems to provide rapid and accurate monitoring of temperatures, strains, and stresses. The Company’s technology excels when applied to live, dynamic critical infrastructure and structural monitoring, including pipeline monitoring, perimeter and structural surveillance, aircraft structural components and mining safety. The Company's fiber-based monitoring systems can assist markets that are not currently served, and its unique technology covers extended areas and any event that is translated into the detection of a change in strain or temperature. In addition to the Company’s ongoing efforts with respect to the marketing and sales of its technology products and services to its customers, the Company also continues to explore potential strategic alliances through joint venture and licensing opportunities to further expand its global market position.

For more information, visit www.DarkPulse.com

Safe Harbor Statement

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are intended to be covered by the "safe harbor" created by those sections. Forward-looking statements, which are based on certain assumptions and describe our future plans, strategies and expectations, can generally be identified by the use of forward-looking terms such as "believe," "expect," "may," "should," "could," "seek," "intend," "plan," "goal," "estimate," "anticipate" or other comparable terms. All statements other than statements of historical facts included in this news release regarding our strategies, prospects, financial condition, operations, costs, plans, and objectives are forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations, and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: our ability to successfully market our products and services; the acceptance of our products and services by customers; our continued ability to pay operating costs and ability to meet demand for our products and services; the amount and nature of competition from other security and telecom products and services; the effects of changes in the cybersecurity and telecom markets; our ability to successfully develop new products and services; our success establishing and maintaining collaborative, strategic alliance agreements, licensing and supplier arrangements; our ability to comply with applicable regulations; and the other risks and uncertainties described in our prior filings with the Securities and Exchange Commission. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether because of new information, future developments or otherwise.

Media contact:

Cassandra Campbell

(202) 403-2033

Cassandra.Campbell@ProgressHumanity.org

2